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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported):     DECEMBER 30, 2005






                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       TENNESSEE                     0-5905                     62-0156300
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(State of incorporation)      (Commission File No.)            (IRS Employer
                                                            Identification No.)


               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      OTHER EVENTS
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As previously reported, on November 30, 2005 Chattem, Inc. (the "Company")
called its $75 million of Floating Rate Senior Notes due March 1, 2010 (the "Notes") for full redemption. On December 30, 2005, the $75 million of Notes were fully redeemed by the Company at a price of 102% of par plus accrued interest to December 30, 2005. The Company utilized borrowings of $38 million under its Amended Revolving Credit Facility and $38.9 million of its cash on hand to fund the redemption of the Notes.







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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 9, 2006                           CHATTEM, INC.



                                          By: /s/ Theodore K. Whitfield, Jr.
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                                              Theodore K. Whitfield, Jr.
                                              Vice President and General Counsel